UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 19, 2014

EXTREME NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 Rio Robles
San Jose, California 95134

(Address of principal executive offices)

Registrant's telephone number, including area code:
(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

Upon approval by the Board of Directors (the "Board") of Extreme Networks, Inc. ("Extreme Networks" or the “Company”) on May 14, 2014, Extreme entered into an amendment (“the Amendment No. 2”) to the Amended and Restated Rights Agreement dated as of April 26, 2012, as amended in Amendment No. 1 thereto as of April 30, 2013 (the “Rights Agreement”), with Computershare Inc. as its rights agent (the "Rights Agent"). Pursuant to the terms of Amendment No. 2 which is effective as of April 30, 2014, the Rights Agreement has been extended to May 31, 2015.

This summary of the amendment to the Amended and Restated Rights Agreement is qualified in its entirety by the full text of the Amendment No. 2 to the Amended and Restated Rights Agreement, which is incorporated herein by reference. A copy of the Amendment No. 2 to the Amended and Restated Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

4.1	Amendment No. 2 to the Amended and Restated Rights Agreement effective April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2014

EXTREME NETWORKS, INC.

By:	/s/ ALLISON AMADIA
Allison Amadia
Vice President, General Counsel, and Corporate Secretary